UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1
                                   TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 6, 2009
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                             KIDS GERM DEFENSE CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             333-158721                       26-4090511
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

              6279 Buckingham St, Sarasota, Fl            34238
          ----------------------------------------      ----------
          (Address of Principal Executive Offices)      (Zip Code)

                                  941-650-3850
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 6, 2009, Board of Directors of Kids Germ Defense Corp. ("the Company") dismissed Moore & Associates Chartered ("Moore"), its independent registered public account firm, when Moore informed the Company that Moore would no longer be engaged in auditing or reviewing public company financial statements. Moore decided to shift its focus to other areas of interest with a concentration in the area of corporate tax preparation. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Company's new independent registered public account firm. The Board of Directors of the Company and the Company's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for the period from inception, January 16, 2009 to March 31, 2009, or subsequent interim period, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Amendment No. 1 to Form S-1, dated June 18, 2009, for the fiscal year ended March 31, 2009, a going concern qualification in the Company's audited financial statements.

During the period from inception, January 16, 2009 to March 31, 2009, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements, nor were there any up to and including the time of dismissal on August 6, 2009.

The Company has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

(b) On August 6, 2009, the Company engaged Seale and Beers, CPAs as its independent accountant. During the period from inception, January 16, 2009, to March 31, 2009, and the interim period preceding the engagement, the Company has not consulted Seale and Beers, CPAs regarding any of the matters set forth in
Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

d) Exhibits

   No.         Exhibits
   ---         --------

   16.1 Letter from Moore and Associates, Chartered, dated August 21, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 2009

By: /s/ Mark Nicholas
---------------------
Name:   Mark Nicholas
Title:  President




                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

   16.1 Letter from Moore and Associates, Chartered, dated August 21, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A.

                                      - 3 -